SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 28, 2003

(Date of earliest event reported)

WESTAFF, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24990	94-1266151
(Commission file number)	(I.R.S. employer identification no.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of principal executive offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.	Description of Document

99.1	Press Release dated May 28, 2003

Item 9.  Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On May 28, 2003, Westaff, Inc. (the “Company”) released its financial results for the second quarter ended April 19, 2003. A copy of the Company’s press release, dated May 28, 2003, reporting such results is attached hereto as Exhibit 99.1.  This Form 8-K and the attached Exhibit are provided under Item 12 of the Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

Date:  May 29, 2003

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release dated May 28, 2003